Note 11 - Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill Disclosure [Text Block]
11.	Goodwill

	Commercial Real Estate Services	Residential Property Management	Property Services	Consolidated

Balance, December 31, 2009	$125,502	$128,071	$86,654	$340,227
Goodwill arising from contingent acquisition consideration	-	626	-	626
Goodwill acquired during the period	18,776	13,691	-	32,467
Other items	-	(1,723)	(757)	(2,480)
Foreign exchange	8,540	227	250	9,017
Balance, December 31, 2010	152,818	140,892	86,147	379,857
Goodwill acquired during the period	279	19,748	-	20,027
Other items	(289)	(787)	(215)	(1,291)
Foreign exchange	(2,093)	(911)	(102)	(3,106)
Balance, December 31, 2011	150,715	158,942	85,830	395,487
Goodwill	180,298	158,942	85,830	425,070
Accumulated impairment loss	(29,583)	-	-	(29,583)
	$150,715	$158,942	$85,830	$395,487

A test for goodwill impairment is required to be completed annually, in the Company’s case as of August 1, or more frequently if events or changes in circumstances indicate the asset might be impaired.  No goodwill impairments were identified in 2011 or 2010.

In 2009, the Company was required to perform goodwill impairment tests due to a continuing deterioration of economic conditions negatively impacting the performance of the Commercial Real Estate segment. The Company determined that there were impairments in the North America and Central Europe & Latin America reporting units within the reportable segment driven by adverse economic conditions and sharply reduced brokerage activity. The fair values of the reporting units were determined using discounted cash flow models, which fell within Level 3 of the fair value hierarchy and were based on management’s forecast and current economic trends.  The amount of the impairment loss related to the two reporting units was $29,583 (net of income tax of nil).